UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                       October 19, 2004 (October 14, 2004)

                                RMS TITANIC, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)


        Florida                                         59-2753162
        -------                                         ----------
(State or other jurisdiction of                       (IRS Employer
 incorporation or organization)                      Identification No.)


               3340 Peachtree Road, Suite 2250, Atlanta, GA    30326
               --------------------------------------------    -----
              (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (404) 842-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14D-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Items2.02 & 7.01 Results of Operations and Financial Condition and Regulation FD
                 Disclosure.

     On October 14, 2004, RMS Titanic Inc. issued a press release announcing its financial results for the quarter ended August 31, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

     The information in this report is being furnished (i) pursuant to Item 2.02 Results of Operations and Financial Condition, and (ii) pursuant to Regulation FD. In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this report shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

     On October 19, 2004 at 4:10PM EST, the Company will conduct a conference call for the purposes of discussing the financial results for the quarter ended August 31, 2004. The domestic access telephone number is 1-800-322-0079 with international access through 973-409-9260. Digital replay is through telephone number 877-519-4471, pin number 5294661, and international replay is through 973-431-3080.


Item 9.01.            Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Press Release dated October 14, 2004, announcing financial results for the quarter ended August 31, 2004 (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended).


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 19, 2004                        /s/ Gerald Couture
                                               --------------------------------
                                                   Gerald Couture
                                                   Vice President



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                                INDEX TO EXHIBITS

   Exhibit
   Number                                Description
-------------   ---------------------------------------------------------------

    99.1 Press Release dated October 14, 2004, announcing financial results for the quarter ended August 31, 2004 (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended).



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